8. TAX MATTERS	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
8. TAX MATTERS

Income Tax -

Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to amounts expected to be realized.

In assessing the realizability of deferred tax assets, management considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. We have evaluated the available evidence and the likelihood of realizing the benefit of our net deferred tax assets. Management considered the schedule reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in determining this assessment. From the Company’s evaluation, it has concluded that based on the weight of available evidence, the Company is more likely to not realize the benefit of the deferred tax assets. Accordingly, the Company established a full valuation allowance for the deferred tax assets that will not be realized.

The Company is subject to examination in all jurisdictions in which it operates. The Company files returns from a federal and state perspective.

The Company did not have any unrecognized tax benefits as a result of tax positions taken during the current periods. No interest or penalties have been recorded as a result of tax uncertainties. In the event the Company was to recognize interest and penalties related to uncertain tax positions, it would be recognized in the financial statements as income tax expense.

As of December 31, 2013 the company had federal and state net operating carry forwards of approximately $88 million. The net operating loss carry forwards will expire on 2033.